                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
V.I. Technologies, Inc.

We consent to the use of our report dated January 15, 1999, incorporated herein by reference.


                              /s/ KPMG LLP

                              KPMG LLP

Melville, New York
September 20, 1999